                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    March 20, 2000
                                                 ------------------


                        NATIONAL COMMERCE BANCORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)

          Tennessee                  0-6094            62-0784645
------------------------------  ---------------     ------------------
(State or other jurisdiction      (Commission        (I.R.S. Employer
      of incorporation)           File Number)      Identification No.)
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 One Commerce Square, Memphis, Tennessee                  38150
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code     (901) 523-3371
                                                      ---------------

                                 Not Applicable
                                 --------------
(Former name, former address and former fiscal year, if changed since last report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

     The Registrant announced on March 20, 2000 that it has executed a definitive Agreement and Plan of Merger with CCB Financial Corporation providing for the merger of CCB Financial Corporation into the Registrant. A copy of the Agreement and Plan of Merger is attached to this Current Report on Form 8-K/A as an Exhibit and is incorporated herein by reference.

     Also attached as an exhibit to this Current Report on Form 8-K/A and incorporated herein by reference is a copy of the Stock Option Agreement by and between CCB Financial Corporation and National Commerce Bancorporation dated as of March 17, 2000.

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(c)    Exhibits.

       The following exhibits are filed pursuant to Item 601 of Regulation S-K:
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

 Exhibit
 Number                                       Description
---------  ----------------------------------------------------------------------------
    2.1    Agreement and Plan of Merger by and between CCB Financial Corporation and National Commerce Bancorporation dated as of March 17, 2000.

    2.2    Stock Option Agreement by and between CCB Financial Corporation and
           National Commerce Bancorporation dated as of March 17, 2000.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    NATIONAL COMMERCE BANCORPORATION


Date: March 24, 2000                By:  /s/ Lewis E. Holland
                                         --------------------------
                                         Lewis E. Holland
                                         Chief Financial Officer

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